[QUARLES AND BRADY LLP LETTERHEAD]

February 28, 2008

VIA EDGAR

Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington DC 20549

Re:	Heartland Group, Inc. 1933 Act Registration No. 33-11371; 1940 Act File No. 811-4982—Transmission of Post-Effective Amendment No. 52 to Heartland’s Registration Statement filed on Form N-1A

Ladies and Gentlemen:

On behalf of Heartland Group, Inc. (“Heartland”), we have enclosed for filing, pursuant to Rule 485(a), Post-Effective Amendment No. 52 (the “Amendment”) to Heartland’s Registration Statement on Form N-1A.

This Amendment is being filed primarily to permit each of Heartland’s existing Funds to begin offering a new class of shares, called Institutional Class Shares, on May 1, 2008. In addition, effective May 1, 2008, the existing class of shares currently offered by the Funds will be designated as Investor Class Shares. Also, this Amendment is being filed to update financial and performance information and make certain other non-material changes.

Please note that, due to the timing of the filing, this Amendment does not include certain financial and related information. We will file another post-effective amendment in April to include such information once it is available, and also include the consent of the Funds’ independent registered public accounting firm and the opinion and consent of the Heartland Funds’ counsel.

If you have any questions regarding this letter or further comments on the Amendment, please contact Conrad Goodkind of this office at (414) 277-5305 (cgoodkind@quarles.com) or me at (414) 277-5629 (aketter@quarles.com). Thank you in advance for your prompt attention to this matter.

Very truly yours,

QUARLES & BRADY LLP

/s/ Andrew D. Ketter

Andrew D. Ketter

Enclosure